Equity	9 Months Ended
Sep. 30, 2026
Equity [Abstract]
Equity
7.	Equity

Stock-based Compensation

In connection with the Separation, the Company adopted the 2026 Long Term Incentive Plan (the “Stock Plan”). Outstanding S&P Global equity awards held by individuals employed by or providing services to Mobility Global, or whose employment transferred to Mobility Global in connection with and prior to the Separation, were converted into Mobility Global equity awards under the Stock Plan in a manner that preserved intrinsic value based on the relative value of S&P Global common stock before the Distribution and Mobility Global’s common stock after the Distribution. The terms of the converted equity awards, including the grant period and vesting schedule, generally remained unchanged.

Stock-based compensation expense incurred by the Company was $9 million and $18 million for the three and nine months ended September 30, 2026, respectively, and $7 million and $16 million for the three and nine months ended September 30, 2025, respectively.

Dividends

In August 2026, the Company’s Board of Directors declared a quarterly dividend of $0.06 per share of common stock to common stockholders of record at the close of business on August 27, 2026, which was paid on September 10, 2026. The declaration and payment of dividends to holders of the Company’s common stock is at the sole discretion of the Company’s Board of Directors and subject to adjustment by amounts determined by the Board of Directors to be necessary or appropriate to provide for the Company’s business needs and to comply with applicable law. The Company’s dividend policy may be changed at any time.